PENSION AND OTHER POSTRETIREMENT BENEFITS One-Percentage-Point Change Assumed (Details)	12 Months Ended
Dec. 31, 2016 USD ($)
Defined Benefit Plans
Healthcare cost trend rate assumed for 2016 (as a percent)	7.00%
Healthcare cost trend rate by 2024 (as a percent)	5.00%
One-percentage-point change in assumed health care cost trend rates
Effect of one-percentage-point increase on total of service and interest cost components	$ 0.01
Effect of one-percentage-point decrease on total of service and interest cost components	(0.01)
Effect of one-percentage-point increase on postretirement benefit obligations	0.3
Effect of one-percentage-point decrease on postretirement benefit obligations	$ (0.3)
U.S. Postretirement Health Benefits
Defined Benefit Plans
Maximum age for which postretirement benefits are provided	65 years
Minimum age for which supplemental Medicare benefits are provided	65 years